EXHIBIT 99.1

GRANT THORNTON LLP

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Management of Twain Financial Partners Holding LLC,
Twain Funding I LLC and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, which were agreed to by Twain Financial Partners Holding LLC (the “Company”), Twain Funding I LLC (the “Issuer”) and Guggenheim Securities, LLC (“Guggenheim Securities,” and together with the Company and the Issuer, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the PACE (Property Assessed Clean Energy) assets related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows.

On January 28, 2019, the Company provided us with a computer readable data file (the “Initial Closing Date Collateral Data File”) containing certain characteristics of the closed PACE assets, which are listed on Appendix A. The seven assets selected for the agreed-upon procedures were selected by the Company and not by Grant Thornton LLP. The Company provided us with periodic updates received up to and including March 19, 2019 (together with the “Initial Closing Date Collateral Date File”, the “Closing Date Collateral Data File”). We performed the procedures indicated below on the closed PACE assets.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

	•	the phrase “compared and agreed” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	U.S. member firm of Grant Thornton International Ltd

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•	the phrase “recomputed” means, if applicable, we validated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents provided to us by the Company were: Financing Agreement, Assessment and Financing Agreement, Loan Agreement, Lender Consent, Assessment Contract, Notice of Assessment and Payment of Contractual Assessment Required, Final Assessing Resolution, Promissory Note, PACE Promissory Note, Appraisal, Indenture, Disbursement Agreement, Assignment of PACE Financing, Construction Loan Agreement and “Assignment and Amended and Restated Construction Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing,” Confirming Secured CoPACE Promissory Note, Mortgage Holder Consent To Benefit Assessment and Mortgage.

Source Document Agreed-Upon Procedures:

The Company provided us with the Closing Date Collateral Data File for purposes of the Source Document Agreed-Upon Procedures. The closed PACE assets are listed on Appendix A. For each of the closed PACE assets, Grant Thornton LLP performed comparisons from the Closing Date Collateral Data File, for certain characteristics, to information from the Source Documents.

The procedures we performed on the closed PACE assets are listed below.

Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
1	Original Assessment Amount	Financing Agreement, Assessment and Financing Agreement, Promissory Note, Indenture	Compared and Agreed
2	Property Address	Financing Agreement, Assessment and Financing Agreement, Loan Agreement, Lender Consent	Compared and Agreed
3	City	Financing Agreement, Assessment and Financing Agreement, Loan Agreement, Lender Consent	Compared and Agreed

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Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
4	State	Financing Agreement, Assessment and Financing Agreement, Loan Agreement, Lender Consent	Compared and Agreed
5	Zip Code	Financing Agreement, Final Assessing Resolution, Lender Consent, Assessment Contract, Appraisal	Compared and Agreed
6	Closed?	Financing Agreement, Assessment and Financing Agreement, Notice of Assessment and Payment of Contractual Assessment Required, Assignment of PACE Financing	Compared and Agreed
7	Closing Date	Financing Agreement, Assessment and Financing Agreement, Assessment Contract	Compared and Agreed
8	Original Annual/Semi-Annual Tax Payment	Financing Agreement, Promissory Note, Assessment Contract, Assessment and Financing Agreement	Compared and Agreed
9	Project Cost	Disbursement Agreement, Assessment and Financing Agreement	Compared and Agreed
10	Interest Rate	Promissory Note, Indenture, Assessment and Financing Agreement	Compared and Agreed
11	Original Term	Financing Agreement, Promissory Note, Assessment Contract, Assessment and Financing Agreement	Recomputed
12	Initial Year on Tax Roll	Financing Agreement, Promissory Note, Assessment Contract, Assessment and Financing Agreement	Compared and Agreed

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Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
13	Maturity Year	Financing Agreement, Promissory Note, Indenture, Assessment and Financing Agreement	Compared and Agreed
14	Loan to Value Ratio	Financing Agreement, Promissory Note, Indenture, Assessment and Financing Agreement, Construction Loan Agreement, “Assignment and Amended and Restated Construction Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing,” Confirming Secured CoPACE Promissory Note, Mortgage Holder Consent To Benefit Assessment, Mortgage, Loan Agreement, Appraisal	Recomputed
15	Assessment Loan to Value Ratio	Financing Agreement, Assessment and Financing Agreement, Appraisal, Promissory Note, Indenture	Recomputed
16	Prepayment Penalty	Financing Agreement, Assessment and Financing Agreement, Assessment Contract	Compared and Agreed

We compared and agreed Characteristics 1 through 10, 12, 13 and 16 (as set forth in the Closing Date Collateral Data File) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 11, 14 and 15, we recomputed the information based on inputs included in the Source Documents. We noted no unresolved discrepancies between the Closing Date Collateral Data File and the Source Documents.

For the purposes of our procedures above, we assumed that differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to attributes of the closed Pace assets relating to the offering of certain classes of notes by the Issuer. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•	Forming any conclusion
•	Any other terms or requirements of the transaction that do not appear in this report.

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This report is intended solely for the information and use of the specified parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

New York, New York

March 21, 2019

Appendix A

Pace Asset Number	Pace Asset Name
1	Aurora Marriott
2	Interstate
3	Harrington Inn
4	Bristol Residence
5	Barfield Hotel
6	1919 Market
7	Edgewater